Waddell & Reed, Inc.           Waddell & Reed Funds        Division Office Stamp
P.O. Box 29217                     APPLICATION
Shawnee Mission, KS
66201-9217                    (NON-RETIREMENT PLAN)        Trans Code:________________________
                                                           Date Transmitted:__________________

1 ------------------------------------------------------------------------------
   I (We) make application for an account to be established as follows:
   REGISTRATION TYPE (check one only)

   [ ] Single Name    [ ] Joint Tenants W/ROS          [ ] Declaration of Trust Revocable (Attach CUF 0022)
       TOD (Transfer On Death) [ ] Yes [ ] No              NOT AVAILABLE IN ILLINOIS
   [ ] Uniform Gifts (Transfers) To Minors (UGMA/UTMA) [ ] Other:_______________________________________
   [ ] Dated Trust     Date of Trust_________________

  ------------------------------------------------------------------------------

                                                                            __________________
   REGISTRATION     [ ] NEW ACCOUNT or  [ ] NEW FUND FOR EXISTING ACCOUNT  |                  |
                                            (must have same ownership):    |__________________|

   --------------------------------------------------------------------------------------
   Individual Name (exactly as desired)/Trustee/Custodian (Tax-responsible party)

   -------------------------------------------------------  ------------------------------
   [ ] Social Security # or  [ ] Taxpayer Identification #  Date of Birth (Month/Day/Year)

   --------------------------------------------------------------------------------------
   Joint Name (if any, exactly as desired)/Co-Trustee/Minor (for UGMA/UTMA)

   -------------------------------------------------------  ------------------------------
   [ ] Social Security # or  [ ] Taxpayer Identification #  Date of Birth (Month/Day/Year)

   -----------------------------------------------------------------------------
   Name of Trust

   -----------------------------------------------------------------------------
   Mailing Address

   -----------------------------------------------------------------------------
   City/State/Zip

   -----------------------------------------------------------------------------
   Telephone (home)         Telephone (work)        Citizenship (Required in VA)

  ------------------------------------------------------------------------------
   INVESTMENTS Make check payable to Waddell & Reed, Inc.
   "B" SHARES NOT AVAILABLE FOR PURCHASE

                                                                Monthly        Div/C.G. Distr*
                             Fund           Amount                AIS           (Assumes RR)
                         (enter code)      Enclosed            (If Any)       RR     CC     CR
   CLASS OF SHARES       ____________
     (ONLY ONE)         |            |
                        |____________|     $_______            $_______       [ ]    [ ]    [ ]
                         ____________
                        |            |
   B [ ]  C [ ]         |____________|     $_______            $_______       [ ]    [ ]    [ ]
                         ____________
                        |            |
                        |____________|     $_______            $_______       [ ]    [ ]    [ ]
                         ____________
                        |            |
                        |____________|     $_______            $_______       [ ]    [ ]    [ ]
                         ____________
                        |            |
                        |____________|     $_______            $_______       [ ]    [ ]    [ ]

                                     Total $_______      Total $_______

   * RR = Reinvest Div/Cap Gain CC = Cash Div/Cap Gain CR = Cash Div/Reinvest Cap Gain All Dividends/Capital Gains under $5.00 will be Reinvested.
     See Section 7 if you wish your distributions to go to other Fund or Account.

   FUNDS CODES               B    C                                         B    C
   W&R Total Return         101  301          W&R Asset Strategy           106  306
   W&R Growth               102  302          Cash Management              107  307
   W&R Limited-Term Bond    103  303          W&R Science & Technology     108  308
   W&R Municipal Bond       104  304          W&R High Income              109  309
   W&R International Growth 105  305

  ------------------------------------------------------------------------------
   BENEFICIARY: For TOD (Transfer On Death) Accounts Only
       To designate contingent beneficiaries or per stirpes distribution, use MRP-0972 or MRP-1588

     Full Name of Beneficiary        Tax Identification Number        Date of Birth        Relationship        Percent

   ----------------------------    -----------------------------    -----/-----/-----    ----------------    -----------%
                                                                      MO   DA    YR

   ----------------------------    -----------------------------    -----/-----/-----    ----------------    -----------%
                                                                      MO   DA    YR

   ----------------------------    -----------------------------    -----/-----/-----    ----------------    -----------%
                                                                      MO   DA    YR

   ----------------------------    -----------------------------    -----/-----/-----    ----------------    -----------%
                                                                      MO   DA    YR

  ------------------------------------------------------------------------------
   WRF3000                                                           Page 1 of 4

2 ------------------------------------------------------------------------------
   EXPEDITED REDEMPTION: For Cash Management B [ ]  C [ ]

   --------------------------------------------------  -------------------------------------------------
   Name & Address of Bank/Financial Institution        ABA/Routing # of Bank/Financial Institution

   --------------------------------------------------  -------------------------------------------------
   Street                                              Customer's Bank Account Number

   --------------------------------------------------  -------------------------------------------------
   City/State/Zip

   On Cash Management Accounts where expedited redemption is requested, Waddell & Reed, Inc. is authorized to honor any requests from anyone for redemption of fund shares as long as the proceeds are transmitted to the identified account. All wires must be transmitted exactly as registered on the Cash Management Account.
  ------------------------------------------------------------------------------

3 ------------------------------------------------------------------------------
   Establish NEW Automatic Investment Service
   REGISTRATION INFORMATION

   ------------------------------------------------
   Individual Name (exactly as registered)

   ------------------------------------------------
   Joint Name (if any, exactly as registered)

       Fund         Draft Is To Begin On
   (Enter code)       (Month/Day/Year)       Draft Amount        Special Instructions
    ___________
   |           |
   |___________|    ____________________    $_____________  ______________________________
    ___________
   |           |
   |___________|    ____________________    $_____________  ______________________________
    ___________
   |           |
   |___________|    ____________________    $_____________  ______________________________
    ___________
   |           |
   |___________|    ____________________    $_____________  ______________________________
    ___________
   |           |
   |___________|    ____________________    $_____________  ______________________________

   Authorization to honor checks drawn by Waddell & Reed, Inc.

   As a convenience to me, I hereby request and authorize you to pay and charge to my or our account identified below, debit entries drawn on the account by Waddell & Reed, Inc. provided there are sufficient funds in the account to pay the same on presentation. This authorization shall remain in effect until revoked by me in writing and until you actually receive such notice. I agree that you shall be fully protected by honoring any such debit entry. I agree that your rights in respect to any debit entry shall be the same as if it were a check signed personally by me. I further agree, that if any such debit entry be dishonored, whether intentionally or inadvertently, you shall be under no liability whatsoever.

   PLEASE COMPLETE THE FOLLOWING IN ITS ENTIRETY.

   -----------------------------------------------------    -------------------------
   NAME OF DEPOSITOR (as shown on bank records(s))          Bank Account Number

   -----------------------------------------------------    Please tape your voided
   BANK NAME                                                check or deposit slip in
                                                            Section 6
   -----------------------------------------------------
   BANK ADDRESS

   -----------------------------------------------------
   CITY/STATE/ZIP

  ------------------------------------------------------------------------------

4 ------------------------------------------------------------------------------
   Establish NEW Funds Plus Service (must be same class)

                                                                                     ___________
   REGISTRATION INFORMATION   [ ] NEW ACCOUNT W/CM or [ ] EXISTING ACCOUNT W/CM     |___________|

   -----------------------------------------------------
   Individual Name (exactly as registered)

   -----------------------------------------------------
   Joint Name (if any, exactly as registered)

                                                                     FUNDS PLUS Service
        Account(s) to RECEIVE              Fund          If new,       Is To Begin On           FUNDS PLUS
        FUNDS PLUS Investment          (Enter code)     mark box      (Month/Day/Year)       Investment Amount
    _____________________________       __________
   |                             |     |          |       [ ]
   |_____________________________|     |__________|                  __________________     $__________________
    _____________________________       __________
   |                             |     |          |       [ ]
   |_____________________________|     |__________|                  __________________     $__________________
    _____________________________       __________
   |                             |     |          |       [ ]
   |_____________________________|     |__________|                  __________________     $__________________
    _____________________________       __________
   |                             |     |          |       [ ]
   |_____________________________|     |__________|                  __________________     $__________________
    _____________________________       __________
   |                             |     |          |       [ ]
   |_____________________________|     |__________|                  __________________     $__________________

  ------------------------------------------------------------------------------

5 ------------------------------------------------------------------------------
   Establish NEW Flexible Withdrawal Service

        Fund           Changes To Be
    (See Reverse    Effective Beginning                     Amount
     for Codes)     (Month)      (Year)     Indicate dollars, shares or percentage       Frequency           Make Payable
    ____________     _________________     ______________
   |            |   |     |  20  |    |   |              |
   |____________|   |_____|______|____|   |______________|  [ ] $  [ ] SH  [ ] %     [ ] monthly          [ ] To registered owner(s)
    ____________     _________________     ______________
   |            |   |     |  20  |    |   |              |                           [ ] quarterly        [ ] To Alternate Payee
   |____________|   |_____|______|____|   |______________|  [ ] $  [ ] SH  [ ] %
    ____________     _________________     ______________                            [ ] semi-annually    [ ] To registered owner(s)
   |            |   |     |  20  |    |   |              |                                                    at alternate address
   |____________|   |_____|______|____|   |______________|  [ ] $  [ ] SH  [ ] %     [ ] annually
    ____________     _________________     ______________
   |            |   |     |  20  |    |   |              |                            (If left blank,
   |____________|   |_____|______|____|   |______________|  [ ] $  [ ] SH  [ ] %      annual payments
                                                                                     will be assumed)

  ------------------------------------------------------------------------------
   Designate Alternate Payee or Address (for Electronic Deposits of FWS, see
   Section 6)
   Complete this section if the check is TO BE PAYABLE TO AN ALTERNATE PAYEE (other than as registered) or SENT TO AN ALTERNATE ADDRESS. Please provide voided check if FWS is to be electronically deposited. If sending FWS to another fund/account please indicate account/fund. Must be same class.

   Alternate Payee                                 Alternate Address (check will be payable as registered and sent to the following)

   ----------------------------------------------  ----------------------------------------------
   Name or institution                             C/O Name

   ----------------------------------------------  ----------------------------------------------
   Street                                          Street

   ----------------------------------------------  ----------------------------------------------
   City/State/Zip                                  City/State/Zip

   ----------------------------------------------  ----------------------------------------------
   Bank Account Number (if applicable)             Bank Account Number (if applicable)

   FLEXIBLE WITHDRAWAL REQUIREMENTS AND CONSIDERATIONS

   1. This application directs Waddell & Reed Services Company to redeem the amounts listed on the 20th day of the indicated month, or if not a business day, on the preceding business day.
   2. Allow five days from the date your instructions are received in the home office for processing of any changes and/or initiation of a Flexible Withdrawal Service.
   3. The aggregate total investment, or the present net asset value of the shareholder's W&R Funds combined accounts should exceed $10,000. You may add to your account by additional investments of at least $1,000, except in Cash Management, Inc., which has no minimum additional investment amount.
   4. Minimum withdrawals for dollars or shares are $50 aggregate or a 5 share minimum per fund.
   5. If withdrawals are to be made monthly, 1/12th of the indicated percentage of the asset value of the shares in the account will be redeemed. If withdrawals are to be made quarterly, 1/4th of the indicated percentage of the asset value of the shares in the account will be redeemed. If withdrawals are to be made semi-annually, 1/2 of the indicated percentage will be redeemed.
   6. Dividends and capital gains distributions are automatically reinvested. Information about the federal tax status of shares redeemed through the Flexible Withdrawal Services will be mailed to shareholders annually.
  ------------------------------------------------------------------------------

6 ------------------------------------------------------------------------------

   BANK ACCOUNT OR CREDIT UNION INFORMATION (optional)
   This information will be used for

   [ ] Div/Cap gain distributions (Sec. 1) [ ] Systematic investments (Sec. 3) [ ] Flexible withdrawals (Sec. 5)

                        -----------------------------------------------------------------------------------
   Checking account     Bank or credit union's ABA route number     Bank or credit union account number


                        -----------------------------------------------------------------------------------
   Savings account      Bank or credit union's ABA route number     Bank or credit union account number

                   Tape your voided check or deposit slip here

   Bank and credit union routing information
   For deposits or withdrawals to your checking account, please tape a voided check so we may get bank or credit union account information.

   For deposits or withdrawals to a savings account, please tape a preprinted deposit slip.
   (Do not staple the slips.)
  ------------------------------------------------------------------------------

7 ------------------------------------------------------------------------------
   ALTERNATE PAYEE/ADDRESS

   To send systematic withdrawals (Section 5) or distributions (Section 1) to a third party, or to another United Fund account, please fill in the appropriate information below.

   This address will be used for (check one): [ ] Flexible Withdrawals [ ] Div/Cap Gains

   -------------------------------------------------------------  To another United Fund
   Name

   -------------------------------------------------------------  ---------------------------------
   Address (including apartment or box number)                    Account #     Fund #
                                                                  Must be to same class of shares
   -------------------------------------------------------------
   City/State/Zip

  ------------------------------------------------------------------------------

8 ------------------------------------------------------------------------------

   CONFIDENTIAL DATA (Required)

    1. Marital Status:__________
       (Required in VA)

    2. Gross Family Income: $__________

    3. Taxable Income: $__________

    4. Number of Dependents:__________

    5. Occupation:______________________________________________________________

    6. Employer Name:___________________________________________________________

    7. Employer Address:________________________________________________________

    8. Savings and Liquid Assets: $__________

    9. Other Assets (excluding home, furnishings, cars): $__________

   10. Net Worth (Assets minus liabilities): $__________

   11. Are you associated with an NASD Member? [ ] Yes [ ] No

   12. Investment Objectives (mark all that apply):
       [ ] Retirement Savings [ ] Reserves [ ] College Funds [ ] Buy Major Asset
       [ ] Other Needs/Goals (specify in Special Remarks)

   13. Special Remarks/Considerations:__________________________________________

   _____________________________________________________________________________

   14. Residence Address:_______________________________________________________
       (if different from     Street        City           State          Zip
         Mailing Address
        on reverse side)

   (Required in CT)
   15. Was this investment solicited by a W&R Advisor/Representative?                    [ ] Yes [ ] No

   (Required in CT)
   16. Has any beneficial owner of this account conducted any prior investment activity? [ ] Yes [ ] No
       If yes, which owner(s)?_________________________________________________________________________

   (Required in CT)
   17. Are proceeds from the sale of another security being used to open this account?   [ ] Yes [ ] No
       If yes, specify:________________________________________________________________________________

  ------------------------------------------------------------------------------

9 ------------------------------------------------------------------------------
   ACKNOWLEDGEMENT
   o I (We) have received a copy of the current prospectus of the Funds selected, and agree to the terms therein and herein.
   o Under penalties of perjury, I certify that the social security number or other taxpayer identification number shown in Section 1 is correct (or I am waiting for a number to be issued to me) and (strike the following if not true) that I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
   o I (we) understand that there may be a deferred sales charge upon the redemption of any class B or C shares held in the account for less than the time specified in the Fund prospectus.

   Signature(s) of Purchasers (all joint purchasers must sign). Sign exactly as name(s) appear in registration.
   "The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding."

   -------------------------------------  -------------------------------------  -------------------------------------
                (Signature)                            (Printed Name)                     (Title, if any)

   -------------------------------------  -------------------------------------  -------------------------------------
                (Signature)                            (Printed Name)                     (Title, if any)

   -------------------------------------  --------------------
     (Advisor/Representative Signature)          (Date)

                                   _____________________________
                                  |                             |
   Advisor/Representative Number  |_____________________________|

|---------------|
|OSJ:           |
|(H.O. USE)     |
|               |
|               |
|               |
|---------------|

|----------------------------------------------|
|Check Any Items Enclosed With Application     |
|                                              |
|[ ] Declaration Trust Revocable (CUF0022)     |
|                                              |
|[ ] Additional Applications______             |
|                                              |
|[ ] Check enclosed #______                    |
|                                              |
|[ ] Other:______                              |
|----------------------------------------------|
  ------------------------------------------------------------------------------
                                                                     Page 4 of 4